Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-50958

PROSPECTUS SUPPLEMENT DATED MARCH 21, 2001

(To Prospectus filed on November 30, 2000)


                                PMC-SIERRA, INC.


                                   PROSPECTUS

                        1,579,718 Shares of Common Stock


         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 3 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                                 Shares to be
                                                                Offered for the
                      Selling Stockholders                   Selling Stockholder
------------------------------------------------------       -------------------

Puneet Sharma                                                        84

Freb Weber                                                          134

Warren Stapleton                                                    281

The Ben-Meir Revocable Trust dtd 5/9/00, Amos Ben-Meir              216
and Iris Ben-Meir TTEES

Amos Ben-Meir                                                        54